UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2013

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD

On August 28, 2013, Cloud Peak Energy Inc. (“Cloud Peak Energy”) and Ambre Energy Limited (“Ambre”) issued a joint press release announcing that Ambre Energy’s previously disclosed potential purchase of Cloud Peak Energy’s 50% interest in the Decker Mine in Montana and related transactions are not expected to be completed for the foreseeable future.  The release also stated that the parties have jointly dismissed the previously disclosed Decker litigation without prejudice to allow time for their ongoing discussions and evaluations.  A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

Item 8.01.                                        Other Events.

On August 28, 2013, Cloud Peak Energy and Ambre issued a joint press release announcing that Ambre Energy’s previously disclosed potential purchase of Cloud Peak Energy’s 50% interest in the Decker Mine in Montana and related transactions are not expected to be completed for the foreseeable future.  The release also stated that the parties have jointly dismissed the previously disclosed Decker litigation without prejudice to allow time for their ongoing discussions and evaluations.

The potential transaction was initially announced by the companies on December 5, 2012.  At that time, the companies announced they had entered into agreements for Ambre Energy to purchase Cloud Peak Energy’s 50% interest in the Decker Mine in Montana and related assets and assume all reclamation liabilities, including Ambre Energy’s full replacement of Cloud Peak Energy’s approximate $70.7 million in outstanding reclamation and lease bonds for the Decker Mine.  Those uncompleted agreements also provided, among other things, that Ambre Energy would grant Cloud Peak Energy an option for up to 5 million metric tonnes per year of its throughput capacity at the proposed Millennium Bulk Terminals coal export facility and would make a future cash payment to Cloud Peak Energy.

As noted above, this potential transaction has not been consummated and is not expected to be completed in the foreseeable future.  Cloud Peak Energy provided an update in its Form 10-Q filing dated July 30, 2013 that the timing of any potential closing was uncertain and anticipated to depend on Ambre’s ability to replace Cloud Peak Energy’s outstanding reclamation and lease bonds for the Decker Mine. The companies continue to be in discussions and have jointly dismissed the previously disclosed Decker litigation without prejudice to allow time for their ongoing discussions and evaluations.

In addition to the uncompleted sales transaction described above, in December 2012, the companies also entered into other agreements that have been completed.  These other completed agreements were intended to facilitate the respective mining and related activities at the Decker Mine and at Cloud Peak Energy’s adjacent Spring Creek Mine and Youngs Creek development project.  The mutual overstrip and ambient air quality cooperation agreements facilitate each mine’s development of coal along the mines’ mutual boundaries.  Overstrip lands allow each company to access their leased coal within designated areas for a variety of customary surface mining and incidental activities.  Access for water pipelines and monitoring was also agreed.  These other completed agreements also included the transfer of certain land and grants of rail easements that will improve Cloud Peak Energy’s potential rail access to the Youngs Creek project.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” of Cloud Peak Energy within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on our management’s current expectations or beliefs as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. Forward-looking statements may include, for example, (1) any future potential purchase by Ambre Energy of our 50% interest in the Decker mine and assumption of liabilities or potential terms, conditions, benefits or synergies of any such future transaction, (2) the potential development of our Youngs Creek assets, and (3) other statements regarding the Decker mine, our future plans with regard to our 50% ownership in the

Decker mine and our plans, strategies, prospects and expectations concerning our business, industry, economic conditions, operating results, financial condition and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including the risks that (i) any potential sale of our interest in Decker to Ambre Energy,  option at the Millennium Bulk Terminals project or other agreements are not completed, including because Ambre Energy is unable to replace our surety bonds by providing sufficient cash or other collateral anticipated to be required by Ambre Energy’s surety bond providers, (ii) the Millennium Bulk Terminals coal export facility is not developed in a timely manner or at all, or (iii) Asian export demand weakens or international coal prices weaken.  For a discussion of some of the additional factors that could adversely affect our future results or the Decker mine or any potential transaction involving our 50% ownership interest in the Decker mine, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission (“SEC”), including those in Item 1A - Risk Factors in our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                    Exhibits

99.1          Furnished joint press release, dated August 28, 2013, announcing that Ambre Energy’s previously disclosed potential purchase of Cloud Peak Energy’s 50% interest in the Decker Mine in Montana and related transactions are not expected to be completed for the foreseeable future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: August 28, 2013	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: August 28, 2013	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Furnished joint press release, dated August 28, 2013, announcing that Ambre Energy’s previously disclosed potential purchase of Cloud Peak Energy’s 50% interest in the Decker Mine in Montana and related transactions are not expected to be completed for the foreseeable future.